Exhibit 99.1

News Release

M.D.C. HOLDINGS ANNOUNCES 2018 FIRST QUARTER RESULTS

Strong earnings growth was driven by the Company’s most significant year-over-year expansion of gross margin from home sales since 2013, while increased affordable product offerings and robust consumer demand yielded the Company’s strongest net order absorption rate since 2006.

DENVER, COLORADO, Thursday, May 3, 2018. M.D.C. Holdings, Inc. (NYSE: MDC) announced results for the first quarter ended March 31, 2018.

Larry A. Mizel, MDC’s Chairman and Chief Executive Officer, stated, “We are pleased with our 2018 first quarter results, highlighted by a 74% year-over-year increase in net income. Our quarter benefited from solid top-line growth, a significant expansion of our gross margin percentage and a much lower effective tax rate. At the same time, our 2018 spring selling season kicked off with our strongest first quarter net order absorption rate since 2006. We believe that this robust sales activity was driven by strong consumer demand and limited housing supply, combined with our increased offering of more affordable homes, which more than offset any negative impact from rising mortgage rates.”

Mr. Mizel continued, “We approved over 4,000 lots for purchase in the 2018 first quarter, with almost 50% of those lots designated for the SeasonsTM collection, which is the centerpiece of our efforts to drive affordability. Even at this lower price point, we continue to offer the benefits of a build-to-order model, where our customers can personalize their homes to match their own unique preferences. We believe that this approach provides us with a competitive advantage as we look to continue to drive our growth through this important homebuyer segment.”

Mr. Mizel concluded, “With our ending backlog value up nearly 20% from a year ago, we enter our second quarter with the opportunity for more significant year-over-year growth in revenues for the balance of the year, which could drive enhanced operating leverage to complement our already significantly expanded gross margin from home sales. With that in mind, we are optimistic about our prospects for the continued growth of the Company’s core* pretax operating margin and return on equity in 2018.”

2018 First Quarter Highlights and Comparisons to 2017 First Quarter

●	Net income up 74% to $38.8 million, or $0.68 per diluted share, from $22.2 million or $0.40 per diluted share**
o	Effective tax rate of 23.3% vs. 38.8%
●	Pretax income up 39% to $50.5 million from $36.4 million
●	Home sale revenues up 8% to $607.7 million from $563.5 million
o	Average selling price of homes delivered up 6% to $477,000
●	Gross margin from home sales percentage up 230 basis points to 18.2% from 15.9%
o	Impairments of $0.6 million vs. $4.9 million
●	Selling, general and administrative expenses as a percentage of home sale revenues (“SG&A rate”) improved 10 basis points year-over-year to 11.7%
●	Dollar value of net new orders up 15% to $863.7 million from $750.0 million
o	Monthly sales absorption pace of 4.19, up 19%
●	Ending backlog dollar value up 18% to $1.88 billion from $1.59 billion
●	Lot purchase approvals more than doubled to 4,072 lots in 47 communities

*	Excluding the impact of significant one-time or infrequent items
**	Per share amount has been adjusted for the 8% stock dividend declared and paid in the 2017 fourth quarter

2018 Outlook – Selected Information

●	Backlog dollar value at March 31, 2018 up 18% year-over-year to $1.88 billion
o	Gross margin from home sales in backlog at 3/31/2018 modestly exceeds 2018 first quarter closing gross margin of 18.2%
o	Backlog conversion ratio (home deliveries divided by beginning backlog) for Q2 2018 estimated to be in the 39% to 40% range
●	Active subdivision count at 3/31/2018 of 155, down 3% year-over-year but up 3% from 12/31/2017
o	Targeting a 10% year-over-year increase in active subdivision count by year end (from 151 at 12/31/2017 to at least 166 at 12/31/2018)
●	Lots controlled of 21,453 at 3/31/2018, up 44% year-over-year
●	Quarterly dividend of $0.30 ($1.20 annualized) declared in April 2018, up 30% year-over-year (after adjusting for 8% stock dividend in December 2017)
●	Revised estimate for full year 2018 effective tax rate of 24% to 26%, excluding impact of any further discrete items

About MDC

M.D.C. Holdings, Inc. was founded in 1972. MDC's homebuilding subsidiaries, which operate under the name Richmond American Homes, have built and financed the American Dream for more than 195,000 homebuyers since 1977. MDC's commitment to customer satisfaction, quality and value is reflected in each home its subsidiaries build. MDC is one of the largest homebuilders in the United States. Its subsidiaries have homebuilding operations across the country, including the metropolitan areas of Denver, Colorado Springs, Salt Lake City, Las Vegas, Phoenix, Tucson, Riverside-San Bernardino, Los Angeles, San Diego, Orange County, San Francisco Bay Area, Sacramento, Washington D.C., Baltimore, Orlando, Jacksonville, South Florida, Seattle and Portland. The Company's subsidiaries also provide mortgage financing, insurance and title services, primarily for Richmond American homebuyers, through HomeAmerican Mortgage Corporation, American Home Insurance Agency, Inc. and American Home Title and Escrow Company, respectively. M.D.C. Holdings, Inc. is traded on the New York Stock Exchange under the symbol "MDC." For more information, visit www.mdcholdings.com.

Forward-Looking Statements

Certain statements in this release, including any statements regarding our business, financial condition, results of operation, cash flows, strategies and prospects, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of MDC to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, among other things, (1) general economic conditions, including changes in consumer confidence, inflation or deflation and employment levels; (2) changes in business conditions experienced by MDC, including cancellation rates, net home orders, home gross margins, land and home values and subdivision counts; (3) changes in interest rates, mortgage lending programs and the availability of credit; (4) changes in the market value of MDC’s investments in marketable securities; (5) uncertainty in the mortgage lending industry, including repurchase requirements associated with HomeAmerican Mortgage Corporation’s sale of mortgage loans (6) the relative stability of debt and equity markets; (7) competition; (8) the availability and cost of land and other raw materials used by MDC in its homebuilding operations; (9) the availability and cost of performance bonds and insurance covering risks associated with our business; (10) shortages and the cost of labor; (11) weather related slowdowns and natural disasters; (12) slow growth initiatives; (13) building moratoria; (14) governmental regulation, including the interpretation of tax, labor and environmental laws; (15) terrorist acts and other acts of war; (16) changes in energy prices; and (17) other factors over which MDC has little or no control. Additional information about the risks and uncertainties applicable to MDC's business is contained in MDC's Form 10-Q for the quarter ended March 31, 2018, which is scheduled to be filed with the Securities and Exchange Commission today. All forward-looking statements made in this press release are made as of the date hereof, and the risk that actual results will differ materially from expectations expressed in this press release will increase with the passage of time. MDC undertakes no duty to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. However, any further disclosures made on related subjects in our subsequent filings, releases or webcasts should be consulted.

Contact:	Kevin McCarty
Vice President of Finance and Corporate Controller
1-866-424-3395 / 720-977-3395
IR@mdch.com

M.D.C. HOLDINGS, INC.

Consolidated Statements of Operations and Comprehensive Income

	Three Months Ended
	March 31,
	2018	2017
	(Dollars in thousands, except per
	share amounts)
	(Unaudited)
Homebuilding:
Home sale revenues	$607,688	$563,479
Land sale revenues	-	247
Total home and land sale revenues	607,688	563,726
Home cost of sales	(496,632)	(468,942)
Land cost of sales	-	(211)
Inventory impairments	(550)	(4,850)
Total cost of sales	(497,182)	(474,003)
Gross profit	110,506	89,723
Selling, general and administrative expenses	(71,341)	(66,298)
Interest and other income	1,859	2,327
Other expense	(563)	(351)
Other-than-temporary impairment of marketable securities	-	(50)
Homebuilding pretax income	40,461	25,351

Financial Services:
Revenues	19,035	17,979
Expenses	(8,831)	(7,898)
Interest and other income	1,020	979
Other expense	(1,153)	-
Other-than-temporary impairment of marketable securities	-	(51)
Financial services pretax income	10,071	11,009

Income before income taxes	50,532	36,360
Provision for income taxes	(11,768)	(14,111)
Net income	$38,764	$22,249

Other comprehensive income related to available for sale securities, net of tax	-	1,986
Comprehensive income	$38,764	$24,235

Earnings per share:
Basic	$0.69	$0.40
Diluted	$0.68	$0.40

Weighted average common shares outstanding:
Basic	55,871,087	55,448,161
Diluted	56,895,892	55,717,218

Dividends declared per share	$0.30	$0.23

M.D.C. HOLDINGS, INC.

Consolidated Balance Sheets

	March 31,	December 31,
	2018	2017
	(Dollars in thousands, except
	per share amounts)
	(Unaudited)
ASSETS
Homebuilding:
Cash and cash equivalents	$352,868	$472,957
Marketable securities	49,817	49,634
Restricted cash	6,198	8,812
Trade and other receivables	52,909	53,362
Inventories:
Housing completed or under construction	1,009,197	936,685
Land and land under development	964,660	893,051
Total inventories	1,973,857	1,829,736
Property and equipment, net	53,368	26,439
Deferred tax asset, net	40,484	41,480
Prepaid and other assets	38,015	75,666
Total homebuilding assets	2,567,516	2,558,086
Financial Services:
Cash and cash equivalents	48,514	32,471
Marketable securities	40,912	42,004
Mortgage loans held-for-sale, net	113,158	138,114
Other assets	17,062	9,617
Total financial services assets	219,646	222,206
Total Assets	$2,787,162	$2,780,292
LIABILITIES AND EQUITY
Homebuilding:
Accounts payable	$53,347	$39,655
Accrued liabilities	155,245	166,312
Revolving credit facility	15,000	15,000
Senior notes, net	986,932	986,597
Total homebuilding liabilities	1,210,524	1,207,564
Financial Services:
Accounts payable and accrued liabilities	54,019	53,101
Mortgage repurchase facility	90,126	112,340
Total financial services liabilities	144,145	165,441
Total Liabilities	1,354,669	1,373,005
Stockholders' Equity
Preferred stock, $0.01 par value; 25,000,000 shares authorized; none issued or outstanding	-	-
Common stock, $0.01 par value; 250,000,000 shares authorized; 56,219,643 and 56,123,228 issued and outstanding at March 31, 2018 and December 31, 2017, respectively	562	561
Additional paid-in-capital	1,146,102	1,144,570
Retained earnings	285,829	258,164
Accumulated other comprehensive income	-	3,992
Total Stockholders' Equity	1,432,493	1,407,287
Total Liabilities and Stockholders' Equity	$2,787,162	$2,780,292

M.D.C. HOLDINGS, INC.

Consolidated Statement of Cash Flows

	Three Months Ended
	March 31,
	2018	2017
	(Dollars in thousands)
	(Unaudited)
Operating Activities:
Net income	$38,764	$22,249
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Stock-based compensation expense	1,251	595
Depreciation and amortization	4,636	1,328
Inventory impairments	550	4,850
Other-than-temporary impairment of marketable securities	-	101
Net gain on sale of available-for-sale marketable securities	-	(561)
Net loss on marketable equity securities	1,153	-
Amortization of discount / premiums on marketable debt securities, net	(182)	-
Deferred income tax expense	423	3,220
Net changes in assets and liabilities:
Trade and other receivables	(3,261)	7,326
Mortgage loans held-for-sale	24,956	41,401
Housing completed or under construction	(65,378)	(20,866)
Land and land under development	(71,552)	29,030
Prepaid and other assets	389	(2,407)
Accounts payable and accrued liabilities	6,765	8,071
Net cash provided by (used in) operating activities	(61,486)	94,337

Investing Activities:
Purchases of marketable securities	(8,761)	(5,361)
Sales of marketable securities	8,700	4,983
Purchases of property and equipment	(6,316)	(1,122)
Net cash used in investing activities	(6,377)	(1,500)

Financing Activities:
Payments on mortgage repurchase facility, net	(22,214)	(43,943)
Dividend payments	(16,865)	(12,897)
Proceeds from exercise of stock options	282	1,607
Net cash used in financing activities	(38,797)	(55,233)

Net increase (decrease) in cash, cash equivalents and restricted cash	(106,660)	37,604
Cash, cash equivalents and restricted cash:
Beginning of period	514,240	286,687
End of period	$407,580	$324,291

Reconciliation of cash, cash equivalents and restricted cash:
Homebuilding:
Cash and cash equivalents	$352,868	$296,731
Restricted cash	6,198	4,229
Financial Services:
Cash and cash equivalents	48,514	23,331
Total cash, cash equivalents and restricted cash	$407,580	$324,291

M.D.C. HOLDINGS, INC.

Homebuilding Operational Data

New Home Deliveries

	Three Months Ended March 31,
	2018			2017			% Change
	Homes	Dollar Value	Average Price	Homes	Dollar Value	Average Price	Homes	Dollar Value	Average Price
	(Dollars in thousands)
West	681	$319,509	$469.2	705	$309,080	$438.4	(3)%	3%	7%
Mountain	416	208,632	501.5	369	172,891	468.5	13%	21%	7%
East	177	79,547	449.4	182	81,508	447.8	(3)%	(2)%	0%
Total	1,274	$607,688	$477.0	1,256	$563,479	$448.6	1%	8%	6%

Net New Orders

	Three Months Ended March 31,
	2018				2017				% Change
	Homes	Dollar Value	Average Price	Monthly Absorption Rate *	Homes	Dollar Value	Average Price	Monthly Absorption Rate *	Homes	Dollar Value	Average Price	Monthly Absorption Rate
	(Dollars in thousands)
West	1,033	$458,195	$443.6	4.78	893	$387,399	$433.8	3.83	16%	18%	2%	25%
Mountain	667	327,006	490.3	3.92	557	256,092	459.8	3.87	20%	28%	7%	1%
East	204	78,459	384.6	2.99	246	106,512	433.0	2.34	(17)%	(26)%	(11)%	28%
Total	1,904	$863,660	$453.6	4.19	1,696	$750,003	$442.2	3.52	12%	15%	3%	19%

*Calculated as total net new orders in period ÷ average active communities during period ÷ number of months in period

Active Subdivisions

				Average Active Subdivisions
	Active Subdivisions			Three Months Ended
	March 31,		%	March 31,		%
	2018	2017	Change	2018	2017	Change
West	73	77	(5)%	72	79	(9)%
Mountain	58	48	21%	57	48	19%
East	24	35	(31)%	23	36	(36)%
Total	155	160	(3)%	152	163	(7)%

M.D.C. HOLDINGS, INC.

Homebuilding Operational Data

Backlog

	March 31,
	2018			2017			% Change
	Homes	Dollar Value	Average Price	Homes	Dollar Value	Average Price	Homes	Dollar Value	Average Price
	(Dollars in thousands)
West	1,803	$923,326	$512.1	1,535	$733,576	$477.9	17%	26%	7%
Mountain	1,504	766,010	509.3	1,256	600,793	478.3	20%	27%	6%
East	482	190,102	394.4	533	252,615	473.9	(10)%	(25)%	(17)%
Total	3,789	$1,879,438	$496.0	3,324	$1,586,984	$477.4	14%	18%	4%

Homes Completed or Under Construction (WIP lots)

	March 31,		%
	2018	2017	Change
Unsold:
Completed	86	82	5%
Under construction	203	212	(4)%
Total unsold started homes	289	294	(2)%
Sold homes under construction or completed	2,549	2,322	10%
Model homes under construction or completed	366	324	13%
Total homes completed or under construction	3,204	2,940	9%

Lots Owned and Optioned (including homes completed or under construction)

	March 31, 2018			March 31, 2017
	Lots Owned	Lots Optioned	Total	Lots Owned	Lots Optioned	Total	Total % Change
West	7,421	2,205	9,626	5,851	767	6,618	45%
Mountain	5,206	3,398	8,604	4,615	1,447	6,062	42%
East	1,531	1,692	3,223	1,377	818	2,195	47%
Total	14,158	7,295	21,453	11,843	3,032	14,875	44%

M.D.C. HOLDINGS, INC.

Other Financial Data

Selling, General and Administrative Expenses

	Three Months Ended March 31,
	2018	2017	Change
	(Dollars in thousands)
General and administrative expenses	$35,753	$32,369	$3,384
General and administrative expenses as a percentage of home sale revenues	5.9%	5.7%	20 bps

Marketing expenses	$15,571	$15,124	$448
Marketing expenses as a percentage of home sale revenues	2.6%	2.7%	(10) bps

Commissions expenses	$20,017	$18,805	$1,212
Commissions expenses as a percentage of home sale revenues	3.3%	3.3%	0 bps

Total selling, general and administrative expenses	$71,341	$66,298	$5,044
Total selling, general and administrative expenses as a percentage of home sale revenues	11.7%	11.8%	(10) bps

Capitalized Interest

	Three Months Ended
	March 31,
	2018	2017
	(Dollars in thousands)
Homebuilding interest incurred	$15,625	$13,188
Less: Interest capitalized	(15,625)	(13,188)
Homebuilding interest expensed	$-	$-

Interest capitalized, beginning of period	$57,541	$68,085
Plus: Interest capitalized during period	15,625	13,188
Less: Previously capitalized interest included in home and land cost of sales	(14,428)	(15,197)
Interest capitalized, end of period	$58,738	$66,076